Exhibit 99.1

Ingevity Corporation

5255 Virginia Avenue

North Charleston, SC 29406 USA

www.ingevity.com

Contact:

Laura Woodcock

843-746-8197

laura.woodcock@ingevity.com

Investors:

Dan Gallagher

843-740-2126

daniel.gallagher@ingevity.com

Ingevity to acquire CapaTM caprolactone division of Perstorp Holding AB

NORTH CHARLESTON, S.C., Dec. 10, 2018 – Ingevity Corporation (NYSE:NGVT) today announced it has reached an agreement with Perstorp Holding AB to acquire the CapaTM caprolactone division of Perstorp in a cash transaction valued at approximately €590 million (approximately $675 million). The acquisition is subject to certain regulatory approvals and other customary closing conditions, and Ingevity expects to close on the transaction late in the first quarter of 2019.

Capa is the global market leader in the production and commercialization of caprolactone and high-value downstream derivatives, including caprolactone polyols, caprolactone thermoplastics, caprolactone lactides, and hexanediol (HDO). The division’s products are key components in adhesives, bioplastics, coatings, elastomers and resins. The business operates a manufacturing facility in Warrington, England, U.K., and employs approximately 90 people.

Capa expects revenues of approximately €150 million (approximately $175 million) and adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) of approximately €50 million (approximately $60 million) for the 2018 fiscal year, representing adjusted EBITDA margins in the mid-30s percent range. The acquisition is expected to be immediately accretive to Ingevity’s earnings in the first full year. Ingevity will include the business in the company’s Performance Chemicals segment and report revenues as “Engineered Polymers.”

“The Capa division is a strong, market-leading business focused on high-growth end-use applications, and as such is a complementary fit with Ingevity’s business model and capabilities,” said Michael Wilson, Ingevity president and CEO. “Like our current businesses, Capa leverages technology-focused relationships to drive customer intimacy and employs a similar manufacturing process and approach.

“We are very excited to be adding such a unique business to our company; one that will provide new avenues for strategic growth,” he said. “What’s more, Capa’s top-tier financial profile and performance will drive value creation to the benefit of our shareholders.”

“The senior managers and employees of the Capa division are looking forward to joining Ingevity,” said Stephen Lewis, Vice President, Caprolactones for Perstorp. “We believe Ingevity is a great cultural fit for our people and the combination of these two companies will accelerate our success.”

Ingevity will fund this transaction through a combination of the company’s cash and existing bank credit facility. J.P. Morgan acted as financial advisor and Eversheds Sutherland acted as legal counsel to Ingevity.

Conference Call Scheduled for 8:30 a.m. ET Today

The company will host a 30-minute conference call on Monday, Dec. 10, at 8:30 a.m. (Eastern Time) to discuss the transaction. Those who wish to participate in this event should dial (800) 230-1059 (inside the U.S.) or (612) 234-9960 (outside the U.S.), at least 15 minutes prior to the start of the call. In addition, a slide deck for use during the conference call has been posted on the investors section of Ingevity’s website. Replays will be available through Jan. 10, 2019, and can be accessed at (800) 475-6701 (inside the U.S.) or (320) 365-3844 (outside the U.S.), with access code 458383.

Ingevity: Purify, Protect and Enhance

Ingevity provides specialty chemicals and high-performance carbon materials and technologies that purify, protect and enhance the world around us. Through a team of talented and experienced people, Ingevity develops, manufactures and brings to market products and processes that help customers solve complex problems. These products are used in a variety of demanding applications, including asphalt paving, oil exploration and production, agrochemicals, adhesives, lubricants, publication inks and automotive components that reduce gasoline vapor emissions. Headquartered in North Charleston, South Carolina, Ingevity operates from 25 locations around the world and employs approximately 1,600 people. The company is traded on the New York Stock Exchange (NYSE: NGVT). For more information visit www.ingevity.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; synergies and the potential benefits of the acquisition of Perstorp Holding AB’s Capa™ caprolactone business (the “acquisition”); the anticipated timing and closing of the acquisition; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated time frame or at all; risks that the expected benefits from the acquisition will not be realized or will not be realized in the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; and new or emerging competitors; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2017 and our other periodic filings.  Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.